UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12
NATIONAL INSTRUMENTS CORPORATION
(Name of Registrant as Specified in Its Charter)

EMERSON ELECTRIC CO.
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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On April 20, 2023, Emerson Electric Co. (“Emerson”) made available a video on National Instruments Corporation’s (“NATI”) website, a transcript of which is filed herewith as Exhibit 1.

Additional Information and Where to Find It

This communication relates to a proposed business combination transaction between Emerson and NATI (the “Proposed Transaction”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the Proposed Transaction, NATI may file one or more proxy statement(s) or other documents with the U.S. Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement NATI may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement (if and when available) will be mailed or otherwise made available to stockholders of NATI. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-2197

investor.relations@emerson.com

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including:

statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of NATI may not be obtained; (2) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of NATI following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of NATI with the business of Emerson; (6) the ability of Emerson to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson and NATI to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the Proposed Transaction will harm Emerson’s and NATI’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or NATI’s ability to pursue certain business opportunities or strategic transactions; (19) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (20) other risk factors as detailed from time to time in Emerson’s and NATI’s reports filed with the SEC, including Emerson’s and NATI’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Exhibit 1

Transcript of Video

Lal Karsanbhai, President and Chief Executive Officer

Hello. I’m Lal Karsanbhai, President and CEO of Emerson.

We are looking forward to welcoming NI to the Emerson family as we advance towards completion of our merger.

We have long admired NI and its talented employees, as well as its best-in-class portfolio of technology and software, and I wanted to take some time to share more about myself, Emerson and the value we see in combining our businesses.

I became CEO of Emerson in February of 2021 and in my 28-year tenure with the Company, I have worked across roles, spanning from Dallas and Minneapolis to Paris and London.

Over the past 18 months, we have actively transformed Emerson into a premier global automation company. We know NI has been transforming as well.

We have enhanced Emerson’s capabilities, expanded into diverse, high-growth markets and strengthened the value that we bring to our customers.

We identified Test & Measurement as a space where we see significant growth and potential, and we believe NI is the clear leader with highly differentiated, best-in-class technology and software.

NI’s impressive technology stack is highly complementary to Emerson’s, and our companies share a long and successful history and culture of technology and innovation.

Looking ahead, we are confident that we have compelling growth opportunities as a combined company.

Emerson is at an inflection point in our portfolio journey. We are pursuing growth and driving efficiency and profitability, while extending our established track record of innovation.

Most importantly, our companies share similar missions and cultures, including a commitment to innovation, operational excellence, and sustainability.

People and culture are at the forefront of everything we do. We are committed to cultivating talent and leadership, empowering our employees to deliver results through our management process and systems.

We believe the talent and experience you bring will be key to our continued success as we join forces. Together, we believe we can achieve great things.

Austin is an important location for Emerson. We have approximately 800 employees in Austin, which is home to a $3 billion business. And we’re excited about growing our presence in Austin.

Our transaction announcement is just the first step towards bringing our companies together.

We expect to close the transaction in the coming months, and until then, we remain separate companies.

Following close, we expect a thoughtful and deliberate integration process as we work to bring our companies together.

In fact, we are starting the integration planning processes so that we can ensure a smooth transition upon close, and we are organizing teams from both companies to work on how to best leverage our combined talent and capabilities.

As a next step, Eric and I plan to host a townhall on Thursday, April 27th where I look forward to meeting many of you.

On behalf of all of us at Emerson, I hope you share our excitement for the many opportunities ahead.

Both Emerson and NI thrive on solving our customers’ toughest challenges and I am excited to bring our companies together as we continue to deliver on that shared mission.